Eos Energy Enterprises Tudor, Pickering, Holt & Co. Battery Workshop March 31, 2021

2 Disclaimer This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Eos Energy Enterprises, Inc. (“Eos”). The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Eos’s affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Eos disclaim any duty to update the information contained in this presentation. Forward-Looking Statements and Investment Considerations This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. Eos’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Eos; (2) the ability to maintain the listing of Eos’s shares of common stock on NASDAQ; (3) the ability of Eos’s business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (4) changes in applicable laws or regulations; (5) the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties indicated from time to time in the Prospectus included as part of the Registration Statement on Form S-1/A filed by Eos with the Securities and Exchange Commission (“SEC”) on January 13, 2021, Registration No.333-251243, including those under the heading “Risk Factors” therein, and other factors identified in Eos’s prior and future SEC filings with the SEC, available at www.sec.gov. Eos cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Eos does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Eos competes and other industry data. We obtained this information and statistics from third party sources, including reports by market research firms and company filings. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Eos will assert, the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. Use of Projections This presentation also contains certain financial forecasts of Eos, which were prepared in good faith on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with GAAP. Eos’s independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above -mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Eos’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including EBITDA. Eos believes that these non-GAAP measures are useful to investors for two principal reasons: 1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and 2) these measures are used by Eos’s management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of Eos. Eos believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP measures differently, and therefore such measures may not be directly comparable to similarly titled measures of other companies. This presentation includes financial forecasts, including, but not limited to, with respect to Eos’s EBITDA. A reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is not provided in this presentation because Eos is unable to provide such reconciliation without unreasonable effort.

3 Evolution of a green tech start-up 55MM60MM50MM 30MM 58 patents filed 111 patents filed 57 patents filed 1 patent filed Chemistry Research & Development 2008 - 2015 Battery Product Development 2016 - 2017 Energy Storage Systems Design and Manufacturing 2018 - 2019 Integrated Energy Solutions 2020+ + Test capability + Robust electrolyte + Failed product launch + Proven recycling + New leadership team + 9 commercial pilots + New factory + Product redesign Aqueous electrolyte Zinc Halide Storage ServicesSoftware

4 Business highlights Pipeline $3.5 billion representing 19 GWh of storage Booked orders $28.5 million representing 102.5 MWh of storage Cash on hand $122 million1,2 $126 million net proceeds from transaction Production capacity 260MWh with estimated $38M in capex investment in 2021 to increase capacity to 800MWh UL Certification expected in Q2 2021; awaiting UL9540A certificate and finishing UL1973 testing 200 people3 representing +140 people in 6 months 1. 12/31/20 Cash = cash and cash equivalents 2. Net proceeds = net of transaction expenses 3. Employees = Includes Eos and Hi-Power

The Market How we see it 5

6 Like the pivotal advance from mainframes to PCs, the energy sector is entering an age of decentralization and democratization. Two global forces are driving this change. Demand. Decarbonization.

7 Decentralization Power produced anywhere 2 million total U.S. installed solar systems, = 1 year demand in California 25% increase in microgrid installation, 2X 2008 Sources: EIA, IEA, SEIA, and Wood Mackenzie Democratization Power produced by anyone Demand Ever-increasing global need Decarbonization Protecting the environment 1 in 5 homes in California equipped with storage, 3X 2019 11 gigawatt hours global energy storage installed in 2020, 2X 2019 770 million people lack electricity, ~2X USA 3% growth in global electricity demand (YOY) = 13 NYCs 64% global electricity from non-renewables globally 4X USA 90% worldwide renewable new capacity additions, ~2X 20191 1. All renewables today could power 1.5X USA

8 The transition to this increasingly complex system has introduced new challenges—opportunities. Surplus and scarcity.

9 Surplus Overproduction at low use times 100 terawatt hours worth of generated electricity wasted in 2021 = 1 year demand in Texas 15 gigawatts one day of curtailment in California in 2020 > All 2020 storage installations Scarcity Underproduction in emergency conditions More than 69 gigawatts ERCOT set a new winter peak demand record in Texas, February 14, 2021 ~20 days of rolling blackouts in California’s SCE territory during summer 2020 wildfires

10 Like the evolution of disconnected PCs to cloud-based networking, a decentralized, democratized, and decarbonized energy ecosystem requires a way to synchronize supply and demand to maximize utilization.

11 Phase 1: 2010 – 2015 2010 - 2015 2020 - 20302015 - 2020 Evolution of energy storage technology and application Global cumulative deployments ~0 1 GWh 20 GWh 200 GWh 740 GWh 1-hour median duration Frequency Regulation Demand Management Energy Utilization 2020 – 2030 31% CAGR Sources: Wood, Mackenzie 2-hour median duration 4+ - hour median duration Pushing the limits of existing, short-duration technology Expanding the use of purpose-built, long-duration technology

12 Eos storage technology is optimized for the big opportunity 2020-2030 Use case segmentation 15 – 60 minutes $16B Ancillary services 3-12 hours $160B Time shifting >18 hours $12B Bulk storage Long durationShort duration Sources: BNEF Grid stability Energy utilization Grid reliability

We’re at the dawn of the energy cloud 13

14 The energy cloud is filled with new customers A one-way market supported by similar large, technical companies A diverse market populated by different types and sizes of participants

15 Project financing for renewable energy assets on a stand- alone basis Development financing for early-stage clean energy initiatives Diversified customers. Diverse revenue streams. Cash sales for direct purchase of Eos equipment Asset leasing equipment agreements on a lease-to-own basis Recurring service revenue

16 Eos is building the building blocks of the energy cloud Long-duration storage Energy utilization software Technical and operational services

17 Realizing the full power of zinc Our ingeniously simple Znyth® aqueous electrolyte battery design A proprietary chemistry No dendrite formation or electrode densification eliminates performance decay and related safety hazards High-performance aqueous electrolyte1 Non-degradable bipolar electrodes Fully-sealed polymer frames 2 3 1 2 3 A closed-system design No external pumps or equipment creates a compact footprint that’s easy to manufacture and maintain Charge Discharge Aqueous electrolyte Zinc Halide

18 500 750 0 100 200 300 400 500 600 700 800 Znyth 2.3 Z3 1/3 the size of current Znyth 2.3 battery The new Z3 and Eos Cube Smaller battery footprint. More system power. 50% more power Eos Cube capacity in MWh Znyth 2.3 Z3 (Final form in development)

19 Non-flammable. Non-toxic. Safe No precious metals. No clean rooms. Scalable Long lifespan. Fully recyclable. Sustainable Wide temperature range. Flexible charge and discharge. Efficient Znyth benefits + Solving the limitations that other battery technologies ignore + Delivering 27% lower total cost of ownership

20 Tested in the lab. Proven in the field. Independently certified.* More than 200MWh discharged since 2016 One of the largest battery testing facilities in the U.S. – based in Edison, NJ Nine Eos energy storage systems deployed across four continents * UL certification expected Q2 = 2021

21 Our scalable four step manufacturing process A fully automated and integrated facility located in the Pittsburgh, PA Assemble Zinc-coated titanium diodes are merged with carbon felt anodes to form the battery’s electrode Weld The polymer frames that house the battery’s electrodes are sealed with infrared welding technology Fill Proprietary aqueous electrolyte is injected into the impermeable polymer casing Configure The batteries are linked into a Stack, Cube or Hangar, and optimized with Eos management software

22 800MWh Capacity planning Investing in manufacturing capacity A highly capital efficient, U.S based supply chain and facility Current capacity 260MWh Additional capacity 540MWh Investment required Capital Expenditure $24M Automation $13M Implementation $1.5M Total $38M World class partnerships Robotics, automation, IR welding, and molded parts Investment thesis + Aligning Manufacturing & production in line with Orders (1.7GWh sales volume in ‘21 and ’22) + Investing in improved manufacturing productivity & line automation + Insource/vertical integration

23 Hangar Maximum capacity 10MW/40MWh = 14,000 sq. ft. + Pre-engineered hanger-style building + Series of racks, each 12 strings high, typically larger than 40 MWh + Delivers high power, small footprint Cube Instant plug & play 10MW/40MWh = 25,000 sq. ft. + Standard 20 ft outdoor-rated container + 500 KWh system of 2 racks, each 6 strings high, and DC control cabinet + Installs with low cost, high speed Eos energy storage system configurations Modular approach scales with speed and ease to meet any customer requirement Stack Indoor flexibility 1MW/4MWh = 1700 sq. ft. + Open, off-the-shelf racking system + Racks hold standard 12-battery strings, stacked 6 strings high + Enables urban energy storage

24 Ready for any customer, anywhere New York Urban storage Nigeria Microgrid installation California Grid resiliency

Current commercial activity

150+ potential customer projects engaged

Lead generation	Current pipeline: Active proposals		Current pipeline: LOI / Firm commitments	Booked orders
$1.8B 10GWh	**$0.6B** 3GWh **Technical proposal**	**$2.2B** 13GWh **Non-binding quote**	**$0.6B** 3GWh	**$28.5M** 102.5MWh
✓ Feasibility study ✓ Develop project plan ✓ Monitor regulations	✓ Clear project requirements ✓ Gather customer specs ✓ Analyze use cases ✓ Commercial & technical proposal		✓ Finalize commercial terms ✓ Contract negotiation ✓ Letter of intent ✓ Open closing conditions **Customer next steps** + Acquire land rights + Negotiate financing + Establish interconnections	✓ Binding agreement ✓ Open closing conditions ✓ Purchase orders w/down payment **Eos next steps** + Manufacture batteries + Ship and install system + Monitor performance

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Experienced team focused on 6 key deliverables

$300 million in booked orders	+ **Balki Iyer,** Chief Commercial Officer + **Simone Vannini**, Commercial Director + **Damoon Moin,** Sales Manager + 12-person commercial team
800MWh in total manufacturing capacity	+ **Partha Dey,** India Operations Leader + **Jerry Weingord,** Advanced Supply Chain + **Rick Buchman,** VP Continuous Improvement Operations, Master Blackbelt (Six Sigma)
$50 million in revenue	+ **Jody Markopoulos,** Chief Operating Officer + **Nathan McCormick,** SVP Operations + **David Leligdon,** Head of Projects
2Q 2021 full UL certification	+ **Daniel Friberg,** SVP Engineering + **Grant Kokoszka,** Dir Systems Engineering + **Steven Lever,** Battery Engineer
Gen 3.0 product launch	+ **Liza Knutsson,** Program Manager + **Francis Richey,** VP Research & Development + **Fabian Bruegger,** Manager Mechanical Engineering
Investments in people and culture	+ **Jesper Helt,** Chief People Officer + **Tracey Czajak,** VP Human Resources + **Joe Mastrangelo,** Chief Executive Officer



* Recent hire

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